SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2003

FiberMark, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-12865	82-0429330
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

161 Wellington Road, P.O. Box 498, Brattleboro, Vermont		05302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 802.257.0365

(Former name or former address, if changed since last report)

Item 5. Other Events.

FiberMark announces the appointment of Allan M. Kline as senior vice president and chief financial officer, effective May 27, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.                                Description

99.1*                                          Press Release of FiberMark dated May 20, 2003.

*              Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2003	FiberMark, Inc.

	By:	Alex Kwader

/s/ Alex Kwader
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 20, 2003